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Exhibit 10.45
EXECUTION COPY

CONSENT, WAIVER AND THIRD AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

        This Consent and Third Amendment to Amended and Restated Revolving Credit Agreement (this "Amendment") is entered into as of May 3, 2004 (the "Effective Date") by and among (i) Richardson Electronics, Ltd., a Delaware corporation (the "US-Borrower"), (ii) Burtek Systems, Inc., a Canadian corporation, Richardson Electronics Canada, Ltd., a Canadian corporation (each a "Canada-Borrower", and collectively, the "Canada-Borrowers"); (iii) Richardson Electronics Limited, an English limited liability company (the "UK-Borrower"); (iv) RESA, SNC, a French partnership, Richardson Electronique SNC, a French partnership, Richardson Electronics Iberica, S.A., a Spanish corporation, Richardson Electronics GmbH, a German limited liability company, Richardson Electronics Benelux B.V., a Dutch private limited liability company, (each a "Euro-Borrower" and collectively, the "Euro-Borrowers"), (v) Richardson Sweden Holding AB, a Swedish corporation (the "Krona-Borrower") and (vi) Richardson Electronics KK, a company organized under the laws of Japan (the "Japan-Borrower") (the US-Borrower, the Canada-Borrowers, the UK-Borrower, the Euro-Borrowers, the Krona-Borrower and the Japan-Borrower are collectively referred to as the "Borrowers"), the lenders party hereto (each, a "Lender" and collectively, the "Lenders"), Bank One, NA, London Branch as Eurocurrency Agent (the "Eurocurrency Agent"), Bank One, NA, Canada Branch as Canada Agent (the "Canada Agent"), Bank One, NA, Tokyo Branch as Japan Agent (the "Japan Agent") and Bank One, NA, as administrative agent (in such capacity, the "Administrative Agent") (the Eurocurrency Agent, the Canada Agent, the Japan Agent and the Administrative Agent are collectively referred to as the "Funding Agents" and each individually a "Funding Agent").

RECITALS

        WHEREAS, the Borrowers, the Lenders and the Funding Agents are parties to that certain Amended and Restated Revolving Credit Agreement dated as of November 26, 2002, as amended by that certain First Amendment to Amended and Restated Revolving Credit Agreement dated as of April 30, 2003 and that certain Second Amendment to Amended and Restated Revolving Credit Agreement dated as of June 1, 2003 (as so amended, the "Existing Agreement");

        WHEREAS, the US-Borrower desires to repay and retire some or all of the Debentures (within the meaning of the Existing Agreement) pursuant to (i) an offer to exchange the US-Borrower's debt securities described in Exhibit A (the "New Debt Securities") for the Debentures (within the meaning of the Existing Agreement) (the "Exchange Offer") and (ii) a substantially concurrent issuance of New Debt Securities or common stock for cash (the "Cash Issuance"), some or all of which is to be used either directly or indirectly, to redeem or repurchase some or all of the Debentures that remain outstanding after the Exchange Offer; the Cash Issuance, together with the Exchange Offer, are hereinafter referred to as the "Debenture Retirement";

        WHEREAS, the Borrowers, the Lenders and the Funding Agents wish to amend the Existing Agreement to accommodate the Debenture Retirement on the terms and conditions described herein (as so amended, and as amended, supplemented or modified from time to time, the "Agreement") and further wish to extend certain waivers and consents required under the Existing Agreement in order to permit the Debenture Retirement as set forth herein;

        NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

        1.     Defined Terms. Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Agreement, as amended hereby.

        As used herein, the following terms shall have the following meanings:

        "Effective Time" shall mean the time at which the conditions set forth in Article 4 have been satisfied.

        "SEC" shall mean the United States Securities and Exchange Commission.

2.     Amendment to Section 1.1.

        (a)   The definition of "Debentures" contained in Section 1.1 of the Existing Agreement is hereby deleted in its entirety and replaced as follows:

        ""Debentures" means the US-Borrower's (i) 7 1/4% Convertible Subordinated Debentures due December 15, 2006, (ii) 8 1/4% Convertible Senior Subordinated Debentures due June 15, 2006, and (iii) other convertible senior subordinated debt securities maturing no earlier than 2010."

3.     Consents and Waivers

        (a)   Each Lender hereby consents pursuant to Section 6.10(iv) of the Existing Agreement to the issuance of the New Debt Securities in the Exchange Offer and the Cash Issuance.

        (b)   Each Lender hereby consents pursuant to Section 6.23 of the Existing Agreement to the Debenture Retirement. To the extent any Debentures (other than those issued pursuant to the Cash Issuance and the Exchange Offer) remain outstanding after giving effect to the Exchange Offer, the Debenture Retirement shall be completed with proceeds of either (i) the Cash Issuance or (ii) Advances from the Lenders; provided that Advances from the Lenders for this purpose shall in no event exceed amounts received by the Lenders as required by Section 6(b) hereof.

        (c)   Each Lender hereby consents under Sections 6.1(i) and 6.1(ii) of the Existing Agreement, as applicable, to the US-Borrower's submission to it of financial statements not prepared in accordance with Agreement Accounting Principles, solely for the third fiscal quarter of 2002 through the first fiscal quarter of 2004 inclusive and the 2002 and 2003 fiscal years, in each case solely by reason of the failure to report interest expense in respect of such periods aggregating $738,000, which interest expense has been reflected in and reported to the Lenders in current financial statements submitted pursuant to the Existing Agreement.

        (d)   Each Lender hereby waives any Default arising under the Existing Agreement by reason of the US-Borrower's submission to it of financial statements not prepared in accordance with Agreement Accounting Principles solely for the third fiscal quarter of 2002 through the first fiscal quarter of 2004 inclusive and the 2002 and 2003 fiscal years, in each case solely by reason of the failure to report interest expense in respect of such periods aggregating $738,000, which interest expense has been reflected in and reported to the Lenders in current financial statements submitted pursuant to the Existing Agreement.

        (e)   Each Lender and the Administrative Agent hereby consents pursuant to Section 7.16 of the Existing Agreement in connection with the Debenture Retirement to the extent that shares of the US-Borrower's capital stock beneficially owned by Edward J. Richardson are subject to restrictions on transfer of duration not exceeding six (6) months imposed by the underwriters pursuant to the Exchange Offer and the Cash Issuance.

        4.     Effectiveness. This Amendment shall become effective when the Administrative Agent has received all of the following acknowledged to be satisfactory by the Administrative Agent:

        (a)   This Amendment, executed by the requisite signatories;

        (b)   A certificate, signed by the chief financial officer of each Borrower, stating that on the Effective Time (after giving effect to this Amendment) no Default or Unmatured Default has occurred and is continuing and further certifying that the representations and warranties contained in Article 5 of the Agreement are true and correct on and as of the Effective Time and would be true assuming that the Debenture Retirement had been consummated on such date;

        (c)   The Administrative Agent's receipt of the form of indenture for the New Debt Securities, the preliminary prospectus for the Exchange Offer and the preliminary prospectus for the Cash Issuance, each in substantially final form; and

        (d)   Such other documents, instruments, approvals (and, if requested by the Administrative Agent, certified duplicates of executed copies thereof) or opinions as the Administrative Agent may reasonably request.

        5.     Representations and Warranties. Each Borrower represents and warrants to the Lenders and Funding Agents (which representations and warranties shall become part of the representations and warranties made by such Borrower under the Agreement) that:

        (a)   The execution, delivery and performance of this Amendment has been duly authorized by all necessary action and will not require any consent or approval of any person or entity, violate in any material respect any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower is a party or by which it or its properties may be bound or affected;

        (b)   No consent, approval or authorization of or declaration or filing with any governmental authority or any non-governmental person or entity, including without limitation, any creditor or partner of any Borrower is required on the part of such Borrower in connection with the execution, delivery and performance of this Amendment or the transactions contemplated hereby and the execution, delivery and performance of this Amendment will not violate the terms of any contract or agreement to which such Borrower is a party;

        (c)   The Agreement is the legal, valid and binding obligation of each Borrower, enforceable against it in accordance with the terms thereof;

        (d)   The execution, delivery and performance of the Exchange Offer and the Cash Issuance has been duly authorized by all necessary action and will not require any consent or approval of any person or entity, violate in any material respect any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which such Borrower is a party or by which it or its properties may be bound or affected;

        (e)   Except for such post-Effective Time filings and approvals as are required by the SEC or otherwise disclosed in the prospectus for either the Exchange Offer or the Cash Issuance, no consent, approval or authorization of or declaration or filing with any governmental authority or any non-governmental person or entity, including without limitation, any creditor or partner of any Borrower is required on the part of such Borrower in connection with the execution, delivery and performance of the Exchange Offer or the Cash Issuance or the transactions contemplated thereby and the execution, delivery and performance of the Exchange Offer and the Cash Issuance will not violate the terms of any contract or agreement to which such Borrower is a party;

        (f)    Upon issuance, the New Debt Securities will be authorized and, assuming due authorization, execution and delivery of the new indenture (the "New Indenture") by J.P. Morgan Trust Company, National Association, as trustee (the "New Trustee"), when executed and authenticated in accordance with the provisions of the New Indenture and delivered in accordance with the terms of the Exchange Offer or Cash Issuance, the holders of the New Debt Securities will be entitled to the benefits of the New Indenture and will be the legal, valid and binding obligation of the US-Borrower, enforceable against it in accordance with the terms thereof;

        (g)   After giving effect to the amendment and consent contained herein and effective pursuant hereto, and after giving effect to the Exchange Offer and the Cash Issuance, the representations and warranties contained in Article 5 of the Agreement are true and correct on and as of the Effective Date hereof in the same force and effect as if made on and as of such Effective Date;

        (h)   The most recent financial statements of each Borrower delivered to the Lender are complete and accurate in all material respects and present fairly the financial condition of such Borrowers as of such date in accordance with generally accepted accounting principles. There has been no adverse material change in the condition of the business, properties, operations or condition, financial or otherwise, of any Borrower since the date of such financial statements. There are no material liabilities of any Borrower, fixed or contingent, which are material but not reflected on such financial statements or in the notes thereto; and

        (i)    After giving effect to this Amendment no Default or Event of Default has occurred or exists under the Agreement as of the Effective Date hereof.

        6.     Covenants. As promptly as practicable, but in no event more than seventy (70) days after the consummation of both the Exchange Offer and the Cash Issuance, the US-Borrower covenants and agrees to:

        (a)   effect the Debenture Retirement, after which the total principal amount outstanding of the Debentures shall not exceed $90,000,000;

        (b)   apply the proceeds of the Cash Issuance, net of reasonable expenses of the Cash Issuance and the Exchange Offer and any amounts used to effect the Debenture Retirement, to repay the Loans under the Agreement in accordance with the Agreement; and

        (c)   furnish to the Administrative Agent a certificate of the Chief Financial Officer of the US-Borrower attaching true and complete copies of the final indenture for the New Debt Securities, the final prospectus for the Exchange Offer as filed with the SEC and the final prospectus for the Cash Issuance as filed with the SEC, in each case certified as true and complete by such officer to the Administrative Agent and the Lenders, with each such document conforming in all material respects to prior versions of such document furnished to the Administrative Agent.

Unless consented to by the Administrative Agent, if the US-Borrower shall fail to comply with any of the foregoing covenants, this Amendment shall be null and void and of no further force and effect.

        7.     Acknowledgement and Reaffirmation. Each Borrower hereby ratifies and affirms all of the obligations and undertakings contained in the Agreement and the Agreement remains in full force and effect in accordance with its terms. Each Borrower hereby acknowledges, agrees and affirms that each document and instrument securing or supporting the obligations and indebtedness owing to the Lenders and Funding Agents prior to the date of this Amendment remains in full force and effect in accordance with its terms, and that such security and support remains in full force effect as to all obligations under the Existing Agreement, as amended hereby.

        8.     Expenses. The Borrowers jointly and severally agree to pay and save the Lenders and Funding Agents harmless from liability for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees and expenses of Baker & McKenzie, counsel to certain of the Lenders, in connection with the preparation and review of this Amendment and any related documents.

        9.     Governing Law. This Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Illinois.

        10.   Counterparts; Facsimile. This Amendment may be executed in one or more counterparts, each of which together shall constitute the same agreement. One or more counterparts of this Amendment may be delivered by facsimile, with the intention that such delivery shall have the same effect as delivery of an original counterpart thereof.

        [The remainder of this page has been left blank intentionally]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWERS:
RICHARDSON ELECTRONICS, LTD.
BY:
TITLE:

BURTEK SYSTEMS, INC.
BY:
TITLE:

RICHARDSON ELECTRONICS CANADA, LTD.
BY:
TITLE:

RICHARDSON ELECTRONICS LIMITED
BY:
TITLE:

RESA, SNC
BY:
TITLE:

RICHARDSON ELECTRONIQUE SNC
BY:
TITLE:

RICHARDSON ELECTRONICS IBERICA, S.A.
BY:
TITLE:

RICHARDSON ELECTRONICS GMBH
BY:
TITLE:

RICHARDSON ELECTRONICS BENELUX B.V.
BY:
TITLE:

RICHARDSON SWEDEN HOLDING AB
BY:
TITLE:

RICHARDSON ELECTRONICS KK
BY:
TITLE:

FUNDING AGENTS:

BANK ONE, NA
BY:
TITLE:

BANK ONE, NA, London Branch
BY:
TITLE:

BANK ONE, NA, Canada Branch
BY:
TITLE:

BANK ONE, NA, through its Tokyo Branch
BY:
TITLE:

LENDERS:

HARRIS TRUST AND SAVINGS BANK
BY:
TITLE:

BANK OF MONTREAL
BY:
TITLE:

NATIONAL CITY BANK, Canada Branch
BY:
TITLE:

NATIONAL CITY BANK
BY:
TITLE:

LASALLE BANK NATIONAL ASSOCIATION
BY:
TITLE:

LASALLE BUSINESS CREDIT, a division of ABN AMRO Bank N.V., Canada Branch
BY:
TITLE:

BANK ONE, NA, London Branch
BY:
TITLE:

BANK ONE, NA, Canada Branch
BY:
TITLE:

BANK ONE, NA, through its Tokyo Branch
BY:
TITLE:

BANK ONE, NA
BY:
TITLE:

BANK ONE EUROPE LTD.
BY:
TITLE:

Exhibit A

Issuer	Richardson Electronics, Ltd.
Securities	No more than $90,000,000 aggregate principal amount of convertible senior subordinated securities.
Maturity Date	A single principal payment maturing no earlier than January 1, 2010.
Interest Rate:	Semiannual payments of interest at a per annum rate not in excess of 8 1/4%.
Seniority
The New Debt Securities are unsecured obligations solely of the Issuer, subordinate in right of payment and distribution to amounts borrowed under the Agreement and future indebtedness that is not expressly subordinate to the New Debentures and senior to the 8 1/4% Convertible Senior Subordinated Debentures and the 7 1/4% Convertible Subordinated Debentures.

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  Exhibit 10.45